Inventories	12 Months Ended
Dec. 31, 2022
Inventory Disclosure [Abstract]
Inventories
Note 4 - Inventories

	December 31,
	2022	2021
	U.S. Dollars (in thousands)
Components	43,017	33,212
Work in process	13,951	12,688
Finished products *	13,930	18,009

	70,898	63,909

*          includes systems at customer locations not yet sold, as of December 31, 2022 and 2021, in the amount of $5,664 and $4,259 respectively.

Inventories are presented in:

	December 31,
	2022	2021
	U.S. Dollars (in thousands)
Current assets	65,541	58,759
Non-current assets (A)	5,357	5,150

	70,898	63,909

(A)	Long-term Inventory:

At December 31, 2022, $5,357 of the Company's inventory is classified among long-term assets according to Management’s estimate based on the recent level of sales (at December 31, 2021 - $5,150). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)	Inventory provision

In 2022, based on Management's estimates regarding future sales, a provision of $263 was made against damaged, obsolete, excess and slow-moving inventory (in 2021 - $424).

The provisions were recorded in the costs of revenues line item in the consolidated statement of income. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.